UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report: APRIL 30, 2000
---------------------------------
(Date of earliest event reported)



                     MORGAN STANLEY SPECTRUM STRATEGIC L.P.
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             (Exact name of registrant as specified in its charter)



         DELAWARE                   0-26280                 13-3782225
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     (State or other              (Commission              (IRS Employer
     jurisdiction of              File Number)        Identification Number)
      incorporation)



c/o DEMETER MANAGEMENT CORPORATION
c/o MORGAN STANLEY TRUST COMPANY
MANAGED FUTURES DEPARTMENT, 7TH FLOOR
HARBORSIDE FINANCIAL CENTER, PLAZA TWO,
JERSEY CITY, NEW JERSEY                                               07311
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(Address of Principal Executive Offices)                            (Zip Code)



                                 (201) 876-4647
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              (Registrant's telephone number, including area code)
                                                           --------------


               MORGAN STANLEY DEAN WITTER SPECTRUM STRATEGIC L.P.
                       c/o DEMETER MANAGEMENT CORPORATION
                       TWO WORLD TRADE CENTER, 62ND FLOOR
                            NEW YORK, NEW YORK 10048
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events
          ------------

          Effective November 1, 2001, Morgan Stanley Dean Witter Spectrum Strategic L.P. changed its name to Morgan Stanley Spectrum Strategic L.P. (the "Partnership").

          The Partnership and Demeter Management Corporation (the "General Partner") have relocated their offices to c/o Morgan Stanley Trust Company, Managed Futures Department, 7th Floor, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

          Commencing in October 2000, the General Partner transferred the futures and options clearing for the Partnership from Carr Futures, Inc. to Morgan Stanley & Co. Incorporated, an affiliate of the General Partner. In addition, Morgan Stanley & Co. Incorporated, rather than Carr Futures, Inc., now acts as the counterparty on all of the foreign currency forward contracts for the Partnership. Morgan Stanley DW Inc. continues to act as the non-clearing commodity broker for the Partnership. Morgan Stanley & Co. International Limited serves as the clearing commodity broker for the Partnership for trades that take place on the London Metal Exchange.

                                   SIGNATURES
                                   ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York and State of New York.


                                    MORGAN STANLEY SPECTRUM STRATEGIC L.P.

                                    By: DEMETER MANAGEMENT CORPORATION,
                                        as General Partner


                                        By: /s/ Robert E. Murray
                                           -------------------------------------
                                           Robert E. Murray,
                                           President

Dated:  November 1, 2001

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT                       DESCRIPTION

3.01 Delaware Certificate of Amendment of Certificate of Limited Partnership of the Partnership.

10.01 Amended and Restated Customer Agreement between the Partnership and Morgan Stanley DW Inc., dated as of October 16, 2000.

10.02          Commodity Futures Customer Agreement between Morgan Stanley & Co.
               Incorporated and the Partnership, and acknowledged and agreed to by Morgan Stanley DW Inc., dated as of June 6, 2000.

10.03 Securities Account Control Agreement among the Partnership, Morgan Stanley & Co. Incorporated, and Morgan Stanley DW Inc., dated as of May 1, 2000.

10.04 Customer Agreement between the Partnership and Morgan Stanley & Co. International Limited, dated as of May 1, 2000.

10.05 Foreign Exchange and Options Master Agreement between Morgan Stanley & Co. Incorporated and the Partnership, dated as of April 30, 2000.